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Exhibit 13.1

CERTIFICATION

Pursuant to 18 United States Code § 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        The undersigned hereby certify that to our knowledge the Report on Form 20-F/A for the fiscal year ended December 31, 2004 of Spirent plc (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ ANDERS GUSTAFSSON
Anders Gustafsson Chief Executive Officer
Date: September 9, 2005
By:	/s/ ERIC G. HUTCHINSON
Eric G. Hutchinson Chief Financial Officer

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CERTIFICATION Pursuant to 18 United States Code § 1350 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002